                         United States Bankruptcy Court
                          Eastern District Of Kentucky
                                Ashland Division

IN RE:                                                         CASE NO. 03-10078

DEBTOR(S)                                                             CHAPTER 11



          Monthly Operating Report For Month Ending September 27, 2003



     Comes now Ashland Steel Liquidating Company, fka Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing August 31, 2003 and ending September 27, 2003 as shown by the report and exhibits consisting of 14 pages and containing the following, as indicated:




___X____    Monthly Reporting Questionnaire (Attachment 1)
___X____    Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
___X____    Summary of Accounts Receivable (Form OPR - 3)
___X____    Schedule of Post - Petition Liabilities (Form OPR - 4)
___X____    Statement of Income (Loss) Form OPR - 5)
___X____    Statement of Sources and Uses of Cash (Form OPR - 6)




     I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.





Date: October 20, 2003         DEBTOR
      ----------------         By:    /s/ William J. Jessie
                                    -------------------------------------------
                                             (Signature)

                               Name & Title:  William J. Jessie, President
                                             ----------------------------------
                                                      (Print or Type)

                               Address:      US Route 60
                                        ---------------------------------------

                                             Ashland, KY 41101
                               ------------------------------------------------

                               Telephone Number:  (606) 929 - 1200
                                                -------------------------------

                                                           Attachment 1 (Page 1)


                                   Chapter 11
                            Monthly Operating Report
                         Monthly Reporting Questionnaire


CASE NAME: Ashland Steel Liquidating Company
              fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: SEPTEMBER


1. Payroll - State the amount of all executive wages paid and taxes withheld and paid


Name and Title of
    Executive                                             Wages Paid                   Taxes (1)
    ---------                                  ---------------------------- -------------------------------
                                                 Gross           Net              Due             Paid
                                                 -----           ---              ---             ----
William J. Jessie -                            $ 5,860         $ 4,041          $ 3,808          $ 3,808
(President and CFO)
----------------------------------------------------------------------------------------------------------------------------
William H. Gerak -                                   -               -                -                -
(Vice President of Administration)
----------------------------------------------------------------------------------------------------------------------------
Joseph E. Harrison -                                 -               -                -                -
(Vice President of Sales and Marketing)
----------------------------------------------------------------------------------------------------------------------------
Jack W. Mehalko -                                    -               -                -                -
(Interim President)
----------------------------------------------------------------------------------------------------------------------------
Total Executive Payroll:                       $ 5,860         $ 4,041          $ 3,808          $ 3,808
                                               -----------------------------------------------------------------------------


2. Insurance - Is workers' compensation and other insurance in effect?  Yes  Are
                                                                       -----
Payments Current?  Yes   If any policy has lapsed, been replaced or renewed,
                  -----
state so in the schedule below. Attach a copy of the new policy's binder pr cover page.

                          (2)
                        Name of   Coverage           Expiration   Premium   Date of Coverage Pd.
Type                    Carrier    Amount  Policy #     Date      Amounts         Through
----                    -------    ------  --------     ----      -------         -------
Casualty:              __________________________________________________________________________

Workers Comp.          __________________________________________________________________________

General Liability:     __________________________________________________________________________

Vehicle:               __________________________________________________________________________

Other  (Specify)       __________________________________________________________________________

(1)  Taxes include payments made by the employer.
(2) The Company completed the sale of substantially all of its assets on September 2, 2003 and is currently in the process of canceling appropriate insurance policies.

                                                           Attachment 1 (Page 2)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Ashland Steel Liquidating Company
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: SEPTEMBER
3. Bank Accounts

                                            Account Type
                        ------------------------------------------------
                        Operating        Tax    Payroll   Other   Total
                        ---------    ---------- ------- -------- -------

Bank Name               See attached Exhibit A
                        ------------ ---------- ------- --------
Account #
                        ------------ ---------- ------- --------

Beginning Book
Balance
                        ------------ ---------- ------- -------- -------

Plus: Deposits
                        ------------ ---------- ------- -------- -------

Less: Disbursements
                        ------------ ---------- ------- -------- -------

Other:
  Transfers

----------------------- ------------ ---------- ------- -------- -------

Ending Book Balance
                        ------------ ---------- ------- -------- -------

4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)


Payments To
-----------

Professionals (attorneys, accountants, etc.):

                                      Amount        Date           Check #
                                 --------------- ---------- --------------------

--------------------------       --------------- ---------- --------------------

--------------------------       --------------- ---------- --------------------

                            TOTAL $            -
Prepetition Creditors:
Revolving line of Credit
(National City & SunTrust)    (1)   $(58,069)      Daily    Swept out of Lockbox
--------------------------       --------------- ---------- --------------------

--------------------------       --------------- ---------- --------------------

--------------------------       --------------- ---------- --------------------

--------------------------       --------------- ---------- --------------------

--------------------------       --------------- ---------- --------------------
                            TOTAL   $(58,069)


(1) Represents amount escrowed for senior note holders in previous month that was reflected as paydown on revolving line of credit in prior report.

                   ASHLAND STEEL LIQUIDATING COMPANY
                   FKA KENTUCKY ELECTRIC STEEL, INC.
         CASH SUMMARY FOR THE MONTH ENDING SEPTEMBER 27, 2003
                                                                       EXHIBIT A


                                              Workers     Cash Collateral                   Triton/                      Office
                                            Compensation      Lockbox        General     Republic Note    Tax/Other      Account
                                            ------------  ---------------  -----------   -------------   -----------  -------------

Bank Name                                   National City  National City  National City  National City     Bank One   National City
                                                                                        Private Client
                                                                                             Group

Account #                                      754202055      754119200      70936836   4090-K001-00-7    626225676      39353008
                                                                                98239                     626225668
                                                                            (2)
Beginning Book Balance                       $   100,000    $   202,185    $(6,816,804)   $   137,961   $     4,426   $    44,491

Plus: Deposits                                         -      2,700,228              -            231             -             -

Less: Disbursements                                    -              -         14,556            750         4,457         9,155

Transfers/Other:
  Transfers
      Transfer to Fee Account                                (2,650,000)
      Transfer to Bank One Tax Account                                          (4,200)                       4,200

  Other
      Paydown on line/fund general account                       39,313        (39,313)

                                             -----------    -----------    -----------    -----------   -----------   -----------
Ending Book Balance                          $   100,000    $   291,726    $(6,874,873)   $   137,442   $     4,169   $    35,336
                                             ===========    ===========    ===========    ===========   ===========   ===========



                                              Professional      Fee           Total
                                              Fees Account    Account     All Accounts
                                              ------------  -----------   ------------

Bank Name                                   National City  National City



Account #                                     754201618    754201618

                                                               (2)
Beginning Book Balance                      $   100,425   $   250,000   $(5,977,316)(1)

Plus: Deposits                                        -             -     2,700,459

Less: Disbursements                                   -             -        28,918

Transfers/Other:
  Transfers
      Transfer to Fee Account                               2,650,000             -
      Transfer to Bank One Tax Account                                            -

  Other
      Paydown on line/fund general account                                        -

                                            -----------   -----------   -----------
Ending Book Balance                         $   100,425   $ 2,900,000   $(3,305,775)
                                            ===========   ===========   ===========
                                                              (3)



(1) The cash summary reconciles to the Monthly
        Operating Report as follows:


                                                                                           August 30, 2003    September 27, 2003

                                                                     Cash                      $   186,878           $   176,947
                                                                     Restricted Cash               652,610             3,392,151
                                                                                               -----------           -----------
                                                                       Total Cash              $   839,488           $ 3,569,098
                                                                                               ===========           ===========


The cash balance per this schedule is as follows:
                                                                Total Cash per Above           $(5,977,316)          $(3,305,775)
                                                                     Less: Amount
                                                                       Reported as
                                                                       Line of Credit           (6,816,804)           (6,874,873)
                                                                                               -----------           -----------

                                                                       Cash Balance        (2) $   839,488           $ 3,569,098
                                                                                               ===========           ===========

(2) The $250,000 opening balance in the fee account was recorded as a paydown on debt at August 30, 2003. A reclassification was made in the September Monthly Operating Report to increase beginning cash in the fee account and debt by $250,000.

(3) As authorized by the Court, $2,205,000 of the sales proceeds were distributed to the secured lenders on October 7, 2003.

CASE NAME: Ashland Steel Liquidating Company                             COMPARATIVE BALANCE SHEET                   FORM OPR - 1
            fka Kentucky Electric Steel, Inc.
                                                                                                                     REV 2/90
CASE NUMBER: 03-10078                                                    MONTH ENDED: SEPTEMBER

                                                         February 5,       March 1,       March 29 ,       May 3,          May 31,
                                                             2003            2003           2003            2003            2003
                                                         -----------     -----------     -----------     -----------     -----------
ASSETS

CURRENT ASSETS
      Other Negotiable instruments (i.e.. CD's T-Bills)  $         -     $         -     $         -
                                                         -----------     -----------     -----------     -----------     -----------

      Accounts receivable (See OPR - 3)                    9,734,029       8,478,039       5,972,687       2,842,297       2,149,555
                                                         -----------     -----------     -----------     -----------     -----------

         Less allowance for doubtful accounts                      -               -               -               -               -
                                                         -----------     -----------     -----------     -----------     -----------

      Inventory, at lower of cost or market               10,346,543       7,815,001       2,462,067               -               -
                                                         -----------     -----------     -----------     -----------     -----------

      Prepaid expenses and deposits                        2,813,034       2,462,924       1,881,542       1,811,666       1,592,967
                                                         -----------     -----------     -----------     -----------     -----------

      Investments                                                  -               -               -               -               -
                                                         -----------     -----------     -----------     -----------     -----------

      Other: Operating Supplies, rolls, molds, etc         4,203,699       4,203,699       4,203,699       4,203,699       4,203,699
                                                         -----------     -----------     -----------     -----------     -----------

      Cash and Restricted cash                             1,092,575       1,931,782       1,291,023       1,433,979       1,475,449
                                                         -----------     -----------     -----------     -----------     -----------

      Other Assets                                            64,794          61,294          60,935          50,953          49,510
                                                         -----------     -----------     -----------     -----------     -----------

           TOTAL CURRENT ASSETS                          $28,254,674     $24,952,739     $15,871,953     $10,342,594     $ 9,471,180
                                                         -----------     -----------     -----------     -----------     -----------

      PROPERTY PLANT AND EQUIPMENT,                      $         -     $         -     $         -     $         -     $         -
                                                         -----------     -----------     -----------     -----------     -----------
      AT COST

         Less accumulated depreciation                             -               -               -               -               -
                                                         -----------     -----------     -----------     -----------     -----------

      NET PROPERTY PLANT AND EQUIPMENT                   $19,452,338     $19,452,338     $19,452,338     $19,452,338     $19,452,338
                                                         -----------     -----------     -----------     -----------     -----------

      Other non current assets                               307,958         304,232         260,771         260,771         260,771
                                                         -----------     -----------     -----------     -----------     -----------

      Deferred finance charges                               558,815               -               -               -               -
                                                         -----------     -----------     -----------     -----------     -----------



      TOTAL ASSETS                                       $48,573,785     $44,709,309     $35,585,062     $30,055,703     $29,184,289
                                                         -----------     -----------     -----------     -----------     -----------


                                                           June 28,        August 2,      August 30,    September 27,
                                                             2003            2003            2003            2003
                                                         -----------     -----------     -----------     -----------
ASSETS

CURRENT ASSETS
      Other Negotiable instruments (i.e.. CD's T-Bills)
                                                         -----------     -----------     -----------     -----------

      Accounts receivable (See OPR - 3)                    1,866,505         169,979          73,728          58,513
                                                         -----------     -----------     -----------     -----------

         Less allowance for doubtful accounts                      -               -               -               -
                                                         -----------     -----------     -----------     -----------

      Inventory, at lower of cost or market                        -               -               -               -
                                                         -----------     -----------     -----------     -----------

      Prepaid expenses and deposits                        1,320,071       1,045,001         560,434         502,884
                                                         -----------     -----------     -----------     -----------

      Investments                                                  -               -               -               -
                                                         -----------     -----------     -----------     -----------

      Other: Operating Supplies, rolls, molds, etc         4,203,699       4,203,699       4,203,699               -
                                                         -----------     -----------     -----------     -----------

      Cash and Restricted cash                             1,195,760       1,063,461         839,488       3,569,098
                                                         -----------     -----------     -----------     -----------

      Other Assets                                            49,510          53,411          38,428          39,789
                                                         -----------     -----------     -----------     -----------

            TOTAL CURRENT ASSETS                         $ 8,635,545     $ 6,535,551     $ 5,715,777     $ 4,170,284
                                                         -----------     -----------     -----------     -----------

      PROPERTY PLANT AND EQUIPMENT,                      $         -     $         -     $         -     $         -
                                                         -----------     -----------     -----------     -----------
      AT COST

         Less accumulated depreciation                             -               -               -               -
                                                         -----------     -----------     -----------     -----------

      NET PROPERTY PLANT AND EQUIPMENT                   $19,354,479     $19,354,479     $19,354,479     $         -
                                                         -----------     -----------     -----------     -----------

      Other non current assets                               260,771         260,771         260,771         260,771
                                                         -----------     -----------     -----------     -----------

      Deferred finance charges                                     -               -               -               -
                                                         -----------     -----------     -----------     -----------



      TOTAL ASSETS                                       $28,250,795     $26,150,801     $25,331,027     $ 4,431,055
                                                         -----------     -----------     -----------     -----------

* Itemize if value of "Other Assets" exceed 10% of "Total Assets."

                                                                                                                       FORM OPR - 2
CASE NAME: Ashland Steel Liquidating Company                        COMPARATIVE BALANCE SHEET                              REV 2/90
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078                                               MONTH ENDED: SEPTEMBER
                                                    February 5,       March 1,         March 29,         May 3,           May 31,
                                                       2003             2003             2003             2003             2003
                                                   ------------     ------------     ------------     ------------     ------------

LIABILITIES

POST PETITION LIABILITIES                          $    204,746     $    702,564     $    947,405     $  1,111,679     $  1,303,592
                                                   ------------     ------------     ------------     ------------     ------------

PRE PETITION LIABILITIES

      Priority Debt                                   2,629,975        2,592,107        2,098,489        2,068,489        2,068,489
                                                   ------------     ------------     ------------     ------------     ------------

      Secured Debt                                   30,530,705       27,658,910       23,544,655       19,613,859       19,021,483
                                                   ------------     ------------     ------------     ------------     ------------

      Unsecured Debt                                  9,426,688        9,433,310        8,691,905        8,301,017        8,301,017
                                                   ------------     ------------     ------------     ------------     ------------

           TOTAL PRE PETITION LIABILITIES          $ 42,587,368     $ 39,684,328     $ 34,335,049     $ 29,983,364     $ 29,390,988
                                                   ------------     ------------     ------------     ------------     ------------

             TOTAL LIABILITIES                     $ 42,792,114     $ 40,386,892     $ 35,282,454     $ 31,095,043     $ 30,694,580
                                                   ------------     ------------     ------------     ------------     ------------


      SHAREHOLDERS' EQUITY (DEFICIT)

      PREFERRED STOCK                              $          -     $          -     $          -
                                                   ------------     ------------     ------------     ------------     ------------

      COMMON STOCK                                       50,516           50,516           50,516           50,516           50,516
                                                   ------------     ------------     ------------     ------------     ------------

      PAID-IN CAPITAL                                15,817,342       15,817,342       15,817,342       15,817,342       15,817,342
                                                   ------------     ------------     ------------     ------------     ------------

      TREASURY STOCK                                 (4,309,397)      (4,309,397)      (4,309,397)      (4,309,397)      (4,309,397)
                                                   ------------     ------------     ------------     ------------     ------------

      RETAINED EARNINGS
                                                   ------------     ------------     ------------     ------------     ------------

         Through filing date                        (5,776,790)      (5,776,790)      (5,776,790)      (5,776,790)      (5,776,790)
                                                   ------------     ------------     ------------     ------------     ------------

         Post filing date                                    -       (1,459,254)      (5,479,063)      (6,821,011)      (7,291,962)
                                                   ------------     ------------     ------------     ------------     ------------

           TOTAL SHAREHOLDERS' EQUITY              $  5,781,671     $  4,322,417     $    302,608     $ (1,039,340)    $ (1,510,291)
                                                   ------------     ------------     ------------     ------------     ------------

              TOTAL LIABILITIES AND
              SHAREHOLDERS' EQUITY                 $ 48,573,785     $ 44,709,309     $ 35,585,062     $ 30,055,703     $ 29,184,289
                                                   ------------     ------------     ------------     ------------     ------------


                                                     June 28,         August 2,       August 30,      September 27,
                                                       2003             2003             2003             2003
                                                   ------------     ------------     ------------     ------------

LIABILITIES

POST PETITION LIABILITIES                          $  1,115,613     $  1,237,138     $  1,444,903     $  1,482,928
                                                   ------------     ------------     ------------     ------------

PRE PETITION LIABILITIES

      Priority Debt                                   2,068,489        2,108,489        1,745,606        1,745,606
                                                   ------------     ------------     ------------     ------------

      Secured Debt                                   19,032,152       17,593,708       17,576,471       17,634,539
                                                   ------------     ------------     ------------     ------------

      Unsecured Debt                                  8,133,037        7,922,222        7,922,222        7,922,222
                                                   ------------     ------------     ------------     ------------

           TOTAL PRE PETITION LIABILITIES          $ 29,233,678     $ 27,624,419     $ 27,244,299     $ 27,302,367
                                                   ------------     ------------     ------------     ------------

             TOTAL LIABILITIES                     $ 30,349,291     $ 28,861,557     $ 28,689,202     $ 28,785,295
                                                   ------------     ------------     ------------     ------------


      SHAREHOLDERS' EQUITY (DEFICIT)

      PREFERRED STOCK
                                                   ------------     ------------     ------------     ------------

      COMMON STOCK                                       50,516           50,516           50,516           50,516
                                                   ------------     ------------     ------------     ------------

      PAID-IN CAPITAL                                15,817,342       15,817,342       15,817,342       15,817,342
                                                   ------------     ------------     ------------     ------------

      TREASURY STOCK                                 (4,309,397)      (4,309,397)      (4,309,397)      (4,309,397)
                                                   ------------     ------------     ------------     ------------

      RETAINED EARNINGS
                                                   ------------     ------------     ------------     ------------

         Through filing date                         (5,776,790)      (5,776,790)      (5,776,790)      (5,776,790)
                                                   ------------     ------------     ------------     ------------

         Post filing date                            (7,880,167)      (8,492,427)      (9,139,846)     (30,135,911)
                                                   ------------     ------------     ------------     ------------

           TOTAL SHAREHOLDERS' EQUITY              $ (2,098,496)    $ (2,710,756)    $ (3,358,175)    $(24,354,240)
                                                   ------------     ------------     ------------     ------------

             TOTAL LIABILITIES AND
             SHAREHOLDERS' EQUITY                  $ 28,250,795     $ 26,150,801     $ 25,331,027     $  4,431,055
                                                   ------------     ------------     ------------     ------------

CASE NAME: Ashland Steel Liquidating Company       SUMMARY OF ACCOUNTS RECEIVABLE                                  FORM OPR - 3
            fka Kentucky Electric Steel, Inc.
                                                                                                                       REV 2/90
CASE NUMBER: 03-10078                              MONTH ENDED:  SEPTEMBER

                                                                   (1)              (1)               (1)               (1)
                                              TOTAL              CURRENT        1 - 30 DAYS      31 - 60 DAYS      OVER 60 DAYS
                                                                                  PAST DUE         PAST DUE          PAST DUE

DATE OF FILING: FEBRUARY 5, 2003          $ 10,089,029       $  7,974,031      $  1,611,266      $    479,232      $     24,500
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $   (355,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $  9,734,029
                                          ============


MONTH:          FEBRUARY - (March 1)      $  8,848,039       $  6,254,947      $  2,046,099      $    435,313      $    111,680
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $   (370,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $  8,478,039
                                          ============


MONTH:          MARCH - (March 29)        $  6,357,687       $  2,637,537      $  2,788,675      $    684,222      $    247,253
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $   (385,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $  5,972,687
                                          ============

MONTH:          April - (May 3)           $  3,227,297       $    758,907      $  1,156,614      $    637,812      $    673,964
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $   (385,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $  2,842,297
                                          ============

MONTH:          May - (May 31)            $  2,464,555       $    215,802      $     98,441      $  1,176,753      $    973,560
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $   (315,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $  2,149,555
                                          ============

MONTH:          June - (June 28)          $  2,011,505       $     22,750      $          -      $     72,901      $  1,915,853
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $   (145,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $  1,866,505
                                          ============


MONTH:          July - (August 2)         $    214,979       $          -      $          -      $          -      $    214,979
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $    (45,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $    169,979
                                          ============


MONTH:          August - (August 30)      $    113,728       $          -      $          -      $          -      $    113,728
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $    (40,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $     73,728
                                          ============

MONTH:          September - (Sept. 27)    $     93,513       $          -      $          -      $          -      $     93,513
                ---------------------     ------------       ------------      ------------      ------------      ------------

      Allowance for doubtful accounts     $    (35,000)
                                          ------------       ------------      ------------      ------------      ------------

              Net accounts receivable     $     58,513
                                          ============


NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.

CASE NAME: Ashland Steel Liquidating Company               SUMMARY OF POST PETITION LIABILITIES                        FORM OPR - 4
            fka Kentucky Electric Steel, Inc.
                                                                                                                           REV 2/90
CASE NUMBER: 03-10078                                      MONTH ENDED: SEPTEMBER
                                                 DATE        DATE    TOTAL AMOUNT   0 - 30      31 - 60      61 - 90        OVER
                                               INCURRED      DUE         DUE         DAYS         DAYS         DAYS       90 DAYS

TAXES PAYABLE

      Federal Income Tax
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      FICA - Employer's Share
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      FICA - Employee's Share
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      Unemployment Tax
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      Sales Tax
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      Property Tax
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

                        TOTAL TAXES PAYABLE                           $  162,500  $  162,500   $        -   $        -   $        -
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      POSTPETITION SECURED DEBT                                       See attached Exhibit B
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      POSTPETITION UNSECURED DEBT
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      ACCRUED INTEREST PAYABLE
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

      TRADE ACCOUNTS PAYABLE & OTHER:
            (list separately)

      Total Trade & Other Accounts Payable                            $1,320,428  $  538,264   $  109,466   $  109,466   $  563,232
--------------------------------------------  ----------  ----------  ----------  ----------   ----------   ----------   ----------

                                                                      See attached Exhibit C
--------------------------------------------  ----------  ----------  ----------  ----------   ----------   ----------   ----------


--------------------------------------------  ----------  ----------  ----------  ----------   ----------   ----------   ----------


--------------------------------------------  ----------  ----------  ----------  ----------   ----------   ----------   ----------


--------------------------------------------  ----------  ----------  ----------  ----------   ----------   ----------   ----------


--------------------------------------------  ----------  ----------  ----------  ----------   ----------   ----------   ----------


TOTALS                                                                $1,482,928  $  700,764   $  109,466   $  109,466   $  563,232
                                              ----------  ----------  ----------  ----------   ----------   ----------   ----------

Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                        ASHLAND STEEL LIQUIDATING COMPANY              EXHIBIT B
                        FKA KENTUCKY ELECTRIC STEEL, INC.
              SUMMARY OF POST PETITION LIABILITIES - TAXES PAYABLE
                               SEPTEMBER 27, 2003


                                                   DATE          DATE          TOTAL         0-30       31-60    61-90   OVER
                                                 INCURRED         DUE           DUE          DAYS        DAYS     DAYS  90 DAYS
                                                 --------      --------      --------      --------    -------  ------- -------

TAXES PAYABLE

    Property Tax
          2003 Prop. Tax Accrual (7 months)      02/05/03      12/31/03       140,000       140,000        -        -        -

    Kentucky license Tax (7 months)              02/05/03      Various         15,000        15,000        -        -        -

    Deleware Franchise Tax (7 months)            02/05/03      Various          7,500         7,500        -        -        -

                                                                             --------      --------    ----------------------
                   TOTAL TAXES PAYABLE                                       $162,500      $162,500    $   -    $   -    $   -
                                                                             ========      ========    ======================

POSTPETITION SECURED DEBT                                                           -             -        -        -        -

POSTPETITION UNSECURED DEBT                                                         -             -        -        -        -

ACCRUED INTEREST PAYABLE                                                            -             -        -        -        -

                        ASHLAND STEEL LIQUIDATING COMPANY             EXHIBIT C
                        FKA KENTUCKY ELECTRIC STEEL, INC.
    SUMMARY OF POST PETITION LIABILITIES - TRADE ACCOUNTS PAYABLES AND OTHERS
                               SEPTEMBER 27, 2003


                                         DATE           DATE          TOTAL          0-30        31-60      61-90       OVER
Accounts Payable                       INCURRED         DUE            DUE           DAYS        DAYS       DAYS       90 DAYS
----------------                     ------------  --------------  -----------    ---------    --------   ---------   ---------
Trade Accounts Payable
Cannonsburg Water District             09/02/03        10/24/03            188          188           -           -           -
Ceridian                               09/27/03        10/10/03             94           94           -           -           -
Custom Data Systems                    09/27/03        10/15/03             60           60           -           -           -
Bowne                                  09/26/03        10/06/03            601          601           -           -           -
Core Risk Services                     09/27/03        10/26/03          3,857        3,857           -           -           -
Earle M Jorgensen Co.                  03/21/03           TBD            6,576        6,576           -           -           -
Ryerson Tull                           Various            TBD            4,170        4,170           -           -           -
CSX                                    04/04/03        04/19/03         25,000            -           -           -      25,000
                                                                   -----------    ---------    --------   ---------   ---------
                                     TRADE ACCOUNTS PAYABLE        $    40,546    $  15,546    $      -   $       -    $ 25,000
                                                                   -----------    ---------    --------   ---------   ---------
Other
Accrued Professional Fees              Various            TBD      $   517,735    $ 517,735    $      -   $       -    $      -
Accrued Payrolls                       09/27/03        09/30/03          4,983        4,983           -           -           -
Accrued sales leaseback transaction    Various            TBD          757,165            -     109,466     109,466     538,232
                                                                   -----------    ---------    --------   ---------   ---------
                                     OTHER ACCOUNTS PAYABLE        $ 1,279,882    $ 522,718    $109,466   $ 109,466   $ 538,232
                                                                   -----------    ---------    --------   ---------   ---------

                                                                   -----------    ---------    --------   ---------   ---------
                                      TOTAL ACCOUNTS PAYABLE       $ 1,320,428    $ 538,264    $109,466   $ 109,466   $ 563,232
                                                                   -----------    ---------    --------   ---------   ---------

CASE NAME: Ashland Steel Liquidating Company         STATEMENT OF INCOME (LOSS)                                   FORM OPR - 5
              fka Kentucky Electric Steel, Inc.
                                                                                                                      REV 2/90
CASE NUMBER: 03-10078                                MONTH ENDED: SEPTEMBER

                                            FEBRUARY           MARCH             APRIL              MAY               JUNE
                                          ------------      ------------      ------------      ------------      ------------

NET REVENUE (INCOME)                      $  2,600,739      $  2,370,145      $  1,782,455      $     65,869      $     32,531
                                          ------------      ------------      ------------      ------------      ------------

COST OF GOODS SOLD

      Materials                                      -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

      Labor - Direct                                 -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

      Manufacturing Overhead                         -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

           TOTAL COST OF GOODS SOLD         (3,089,476)       (6,532,328)       (2,521,368)         (310,114)         (315,408)
                                          ------------      ------------      ------------      ------------      ------------

GROSS PROFIT                                         -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

OPERATING EXPENSES                                   -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

      Selling and Marketing                          -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

      General and Administrative              (370,304)         (393,192)         (600,050)         (226,351)         (208,446)
                                          ------------      ------------      ------------      ------------      ------------

      Other:                                         -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

           TOTAL OPERATING EXPENSES       $   (370,304)     $   (393,192)     $   (600,050)     $   (226,351)     $   (208,446)


INCOME BEFORE INTEREST, DEPRECIATION
      TAXES OR EXTRAORDINARY EXPENSES     $   (859,041)     $ (4,555,375)     $ (1,338,963)     $   (470,596)     $   (491,323)
                                          ------------      ------------      ------------      ------------      ------------

INTEREST EXPENSE                                (2,060)           (2,403)           (2,987)           (2,403)           (2,403)
                                          ------------      ------------      ------------      ------------      ------------

MISCELLANEOUS                                        -                 -                 2             2,048           (94,479)
                                          ------------      ------------      ------------      ------------      ------------

DEPRECIATION                                         -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

INCOME TAX EXPENSE (BENEFIT)                         -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

LOSS ON SALE OF PLANT                                -                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

WRITE-OFF OF DEFERRED FINANCING FEE           (545,404)                -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

WRITE-OFF OF OTHER DEFERRED CHARGES            (52,749)                -                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

EXTRAORDINARY INCOME (EXPENSE)(1)                    -           537,969                 -                 -                 -
                                          ------------      ------------      ------------      ------------      ------------

           NET INCOME (LOSS)              $ (1,459,254)     $ (4,019,809)     $ (1,341,948)     $   (470,951)     $   (588,205)
                                          ============      ============      ============      ============      ============

                                                                                                   FILING
                                              JULY             AUGUST          SEPTEMBER          TO DATE
                                          ------------      ------------      ------------      ------------

NET REVENUE (INCOME)                      $          -      $          -      $          -      $  6,851,739
                                          ------------      ------------      ------------      ------------

COST OF GOODS SOLD

      Materials                                      -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

      Labor - Direct                                 -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

      Manufacturing Overhead                         -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

           TOTAL COST OF GOODS SOLD           (389,439)         (395,627)                -       (13,553,760)
                                          ------------      ------------      ------------      ------------

GROSS PROFIT                                         -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

OPERATING EXPENSES                                   -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

      Selling and Marketing                          -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

      General and Administrative              (224,470)         (248,071)          (88,482)       (2,359,366)
                                          ------------      ------------      ------------      ------------

      Other:                                         -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

           TOTAL OPERATING EXPENSES       $   (224,470)     $   (248,071)     $    (88,482)     $ (2,359,366)


INCOME BEFORE INTEREST, DEPRECIATION
      TAXES OR EXTRAORDINARY EXPENSES     $   (613,909)     $   (643,698)     $    (88,482)     $ (9,061,387)
                                          ------------      ------------      ------------      ------------

INTEREST EXPENSE                                (3,004)           (4,807)                -           (20,067)
                                          ------------      ------------      ------------      ------------

MISCELLANEOUS                                    4,653             1,086               594           (86,096)
                                          ------------      ------------      ------------      ------------

DEPRECIATION                                         -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

INCOME TAX EXPENSE (BENEFIT)                         -                 -                 -                 -
                                          ------------      ------------      ------------      ------------

LOSS ON SALE OF PLANT                                -                 -       (20,908,177)      (20,908,177)
                                          ------------      ------------      ------------      ------------

WRITE-OFF OF DEFERRED FINANCING FEE                  -                 -                 -          (545,404)
                                          ------------      ------------      ------------      ------------

WRITE-OFF OF OTHER DEFERRED CHARGES                  -                 -                 -           (52,749)
                                          ------------      ------------      ------------      ------------

EXTRAORDINARY INCOME (EXPENSE) (1)                   -                 -                 -           537,969
                                          ------------      ------------      ------------      ------------

           NET INCOME (LOSS)              $   (612,260)     $   (647,419)     $(20,996,065)     $(30,135,911)
                                          ============      ============      ============      ============


(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.

CASE NAME: Ashland Steel Liquidating Company             STATEMENT OF SOURCES AND USES OF CASH                       FORM OPR - 6
              fka Kentucky Electric Steel, Inc.
                                                                                                                         REV 2/90
CASE NUMBER: 03-10078                                    MONTH ENDED: SEPTEMBER
                                                            FEBRUARY        MARCH          APRIL           MAY             JUNE
SOURCES OF CASH

      Income (Loss) From Operations                      $ (1,459,254)  $ (4,019,809)  $ (1,341,948)  $   (470,951)  $   (588,205)
                                                         ------------   ------------   ------------   ------------   ------------
            Add:  Depreciation, Amortization
            & Other Non-Cash Items                            558,815       (537,969)             -              -              -
                                                         ------------   ------------   ------------   ------------   ------------

            Proceeds From Sale of Plant                             -              -              -              -              -
                                                         ------------   ------------   ------------   ------------   ------------

            CASH GENERATED FROM OPERATIONS                   (900,439)    (4,557,778)    (1,341,948)      (470,951)      (588,205)
                                                         ------------   ------------   ------------   ------------   ------------

      Add: Decrease in Assets:
                                                         ------------   ------------   ------------   ------------   ------------

                 Accounts Receivable                        1,259,490      2,505,711      3,140,372        694,185        283,050
                                                         ------------   ------------   ------------   ------------   ------------

                 Inventory                                  2,531,542      5,352,934      2,462,067              -              -
                                                         ------------   ------------   ------------   ------------   ------------

                 Prepaid Expenses & Deposits                  350,110        581,381         69,875        218,699        272,896
                                                         ------------   ------------   ------------   ------------   ------------

                 Property, Plant & Equipment                        -              -              -              -         97,859
                                                         ------------   ------------   ------------   ------------   ------------

                 Other: Change in Other Long-Tem Assets         3,726         43,461              -              -              -
                                                         ------------   ------------   ------------   ------------   ------------

            Increase in Liabilities:
                                                         ------------   ------------   ------------   ------------   ------------

                 Pre Petition Liabilities                           -              -              -              -              -
                                                         ------------   ------------   ------------   ------------   ------------

                 Post Petition Liabilities                    497,818        244,841        164,274        191,913              -
                                                         ------------   ------------   ------------   ------------   ------------

            TOTAL SOURCES OF CASH (A)                    $  3,742,247   $  4,170,550   $  4,494,641   $    633,846   $     65,600
                                                         ------------   ------------   ------------   ------------   ------------


USES OF CASH

            Increase in Assets:

                 Accounts Receivable                     $          -   $          -   $          -   $          -   $          -
                                                         ------------   ------------   ------------   ------------   ------------

                 Inventory                                          -              -              -              -              -
                                                         ------------   ------------   ------------   ------------   ------------

                 Prepaid Expenses & Deposits                        -              -              -              -              -
                                                         ------------   ------------   ------------   ------------   ------------

                 Property, Plant & Equipment                        -              -              -              -              -
                                                         ------------   ------------   ------------   ------------   ------------

                 Other accured expenses                             -              -              -              -              -
                                                         ------------   ------------   ------------   ------------   ------------

            Decrease in Liabilities:
                                                         ------------   ------------   ------------   ------------   ------------

                 Pre Petition Liabilities                $  2,903,040   $  4,811,310   $  4,351,685   $    592,376   $    157,310
                                                         ------------   ------------   ------------   ------------   ------------

                 Post Petition Liabilities                          -              -              -              -        187,979
                                                         ------------   ------------   ------------   ------------   ------------

            TOTAL USES OF CASH (B)                       $  2,903,040   $  4,811,310   $  4,351,685   $    592,376   $    345,289
                                                         ------------   ------------   ------------   ------------   ------------

NET SOURCE (USE) OF CASH (A-B=NET)                       $    839,207   $   (640,760)  $    142,956   $     41,470   $   (279,689)
                                                         ------------   ------------   ------------   ------------   ------------

CASH - BEGINNING BALANCE (See OPR-1)                     $  1,092,575   $  1,931,782   $  1,291,022   $  1,433,979   $  1,475,449
                                                         ------------   ------------   ------------   ------------   ------------

CASH - ENDING BALANCE (See OPR-1)                        $  1,931,782   $  1,291,022   $  1,433,979   $  1,475,449   $  1,195,760
                                                         ============   ============   ============   ============   ============

                                                                                                        FILING
                                                              JULY         AUGUST        SEPTEMBER      TO DATE

SOURCES OF CASH

      Income (Loss) From Operations                      $   (612,260)  $   (647,419)  $(20,996,065)  $(30,135,911)
                                                         ------------   ------------   ------------   ------------
            Add:  Depreciation, Amortization
            & Other Non-Cash Items                                  -              -     20,908,177(1)  20,929,023
                                                         ------------   ------------   ------------   ------------

            Proceeds From Sale of Plant                             -              -      2,650,000      2,650,000
                                                         ------------   ------------   ------------   ------------

            CASH GENERATED FROM OPERATIONS                   (612,260)      (647,419)     2,562,112     (6,556,888)
                                                         ------------   ------------   ------------   ------------

      Add: Decrease in Assets:

                 Accounts Receivable                        1,692,625        111,234         13,854      9,700,521
                                                         ------------   ------------   ------------   ------------

                 Inventory                                          -              -              -     10,346,543
                                                         ------------   ------------   ------------   ------------

                 Prepaid Expenses & Deposits                  275,070        484,567         57,550      2,310,148
                                                         ------------   ------------   ------------   ------------

                 Property, Plant & Equipment                        -              -              -         97,859
                                                         ------------   ------------   ------------   ------------

                 Other: Change in Other Long-Tem Assets             -              -              -         47,187
                                                         ------------   ------------   ------------   ------------

            Increase in Liabilities:

                 Pre Petition Liabilities                           -              -         58,069         58,069
                                                         ------------   ------------   ------------   ------------

                 Post Petition Liabilities                    121,525        207,765         38,025      1,466,161
                                                         ------------   ------------   ------------   ------------

                                                         ------------   ------------   ------------   ------------
            TOTAL SOURCES OF CASH (A)                    $  1,476,960   $    156,147   $  2,729,610   $ 17,469,601
                                                         ------------   ------------   ------------   ------------


USES OF CASH

            Increase in Assets:

                 Accounts Receivable                     $          -   $          -   $          -   $          -
                                                         ------------   ------------   ------------   ------------

                 Inventory                                          -              -              -              -
                                                         ------------   ------------   ------------   ------------

                 Prepaid Expenses & Deposits                        -              -              -              -
                                                         ------------   ------------   ------------   ------------

                 Property, Plant & Equipment                        -              -              -              -
                                                         ------------   ------------   ------------   ------------

                 Other accured expenses                             -              -              -              -
                                                         ------------   ------------   ------------   ------------

            Decrease in Liabilities:
                                                         ------------   ------------   ------------   ------------

                 Pre Petition Liabilities                $  1,609,259   $    380,120   $          -   $ 14,805,100
                                                         ------------   ------------   ------------   ------------

                 Post Petition Liabilities                          -              -              -        187,979
                                                         ------------   ------------   ------------   ------------

            TOTAL USES OF CASH (B)                       $  1,609,259   $    380,120   $          -   $ 14,993,079
                                                         ------------   ------------   ------------   ------------

NET SOURCE (USE) OF CASH (A-B=NET)                       $   (132,299)  $   (223,973)  $  2,729,610   $  2,476,523
                                                         ------------   ------------   ------------   ------------

CASH - BEGINNING BALANCE (See OPR-1)                     $  1,195,760   $  1,063,461   $    839,488   $  1,092,575
                                                         ------------   ------------   ------------   ------------

CASH - ENDING BALANCE (See OPR-1)                        $  1,063,461   $    839,488   $  3,569,098   $  3,569,098
                                                         ============   ============   ============   ============


(1) Represents loss from sale of substantially all of the assets of the Company including property, plant and equipment and operating supplies, rolls, molds, etc.

CASE NAME: Ashland Steel Liquidating Company
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

                            CASH DISBURSEMENT DETAIL
                            ------------------------

              Date                        Payee                             Amount
         ------------ ---------------------------------------------------  -------

Account #70936836 & 98239
-------------------------
            9/11/2003  Alltel                                              $ 1,455
            9/11/2003  Alltel                                                  103
            9/11/2003  Ashland Office Supply                                   817
            9/11/2003  AT&T                                                  2,732
            9/11/2003  Browning Ferris Ind                                     222
            9/11/2003  Cannonsburg Water District                              188
            9/11/2003  Ceridian Employer Services                              128
            9/11/2003  Core Risk Services                                      674
            9/11/2003  Ikon Office Solutions                                   728
            9/11/2003  William J. Jessie                                        85
            9/11/2003  American Electric Power                                  38
            9/11/2003  Manpower                                                161
            9/11/2003  Lightyear Communications                                739
            9/11/2003  The Reserves Network                                    798
            9/11/2003  The Wackenhut Corporation                             2,315
            9/23/2003  Ashland Office Supply                                   161
            9/23/2003  BHE Environmental Inc                                    76
            9/23/2003  Business Wire                                           637
            9/23/2003  AT&T Wireless Service                                   562
            9/23/2003  Columbia Gas Of Kentucky                                 69
            9/23/2003  Ceridian Employer Services                              107
            9/23/2003  The Depository Trust Company                            110
            9/23/2003  Manpower                                                274
            9/23/2003  Metlife                                                  12
            9/23/2003  Professional Maintenance                                268
            9/23/2003  The Wackenhut Corporation                               302
            9/24/2003  Bank Analysis Charges                                   581
            9/26/2003  AT&T                                                     19
            9/26/2003  Xerox Corp                                               76
              Various  FedEx                                                   121
                                                                           -------
                                                                           $14,556
                                                                           -------

Account 626225676 & 626225668
-----------------------------
            9/11/2003  Transfer 941 P/R Taxes Hourly Deposit # 1           $   174
            9/11/2003  Transfer 941 P/R Taxes Hourly Deposit # 1             1,471
            9/11/2003  Transfer 941 P/R Taxes Hourly Deposit # 1               174
            9/11/2003  Transfer KIT Withholding                                395
            9/15/2003  Bank Service Charge - August                             31
            9/24/2003  Transfer 941 P/R Taxes Hourly Deposit # 2               174
            9/24/2003  Transfer 941 P/R Taxes Hourly Deposit # 2             1,471
            9/24/2003  Transfer 941 P/R Taxes Hourly Deposit # 2               174
            9/24/2003  Transfer KIT Withholding                                395
                                                                           -------
                                                                           $ 4,457
                                                                           -------

Account # 39353008
------------------
             9/2/2003  Mark Grimm                                          $    34
             9/5/2003  Salary Payroll                                        3,400
            9/15/2003  Salary Payroll                                        4,971
            9/24/2003  KES Acquisition Company, LLC                            750
                                                                           -------
                                                                           $ 9,155
                                                                           -------

Account #4090-K001-00-7
-----------------------
            9/27/2003  Annual Fee                                              750
                                                                           -------


                                                                           -------
                                                                    TOTAL  $28,918
                                                                           =======

         CASE NAME: Ashland Steel Liquidating Company
                                    fka Kentucky Electric Steel, Inc.

         CASE NUMBER: 03-10078

                              CASH RECEIPTS DETAIL
                              --------------------


             Date                       Payee                             Amount
         ------------ -----------------------------------------------   ----------
Account #754119200
------------------
             9/3/2003  KES Acquisition Company, LLC                     $2,650,000
            9/11/2003  Suspensiones DSP, SA DE CV                            1,952
            9/11/2003  Suspensiones DSP, SA DE CV                            3,880
            9/11/2003  Suspensiones DSP, SA DE CV                            2,169
            9/11/2003  Williams Steel & Hardware Co.                         3,000
            9/15/2003  Williams Steel & Hardware Co.                         1,500
            9/23/2003  Aztec Trailer Sales                                   1,569
            9/23/2003  Aztec Trailer Sales                                   1,569
            9/23/2003  American Electric Power                              33,929
            9/23/2003  American Electric Power                                 658
            9/23/2003  American Electric Power                                   3
                                                                        ----------
                                                                        $2,700,228
                                                                        ----------


Account #4090-K001-00-7
-----------------------
            9/27/2003  Interest Income                                         231
                                                                        ----------


                                                                        ----------
                                                                 TOTAL  $2,700,459
                                                                        ==========